Roadrunner Announces Approval of 1-for-25 Reverse Stock Split Downers Grove, IL (BUSINESS WIRE) — March 13, 2019 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced that its board of directors and the holders of a majority of the issued and outstanding shares of the company’s common stock approved a 1-for-25 reverse split of the company’s issued and outstanding shares of common stock. The 1-for-25 reverse stock split will be effective upon the filing and effectiveness of a certificate of amendment to Roadrunner’s amended and restated certificate of incorporation after the market closes on April 4, 2019, and Roadrunner’s common stock will begin trading on a split-adjusted basis when the market opens on April 5, 2019. When the reverse stock split becomes effective, every 25 shares of Roadrunner’s issued and outstanding common stock will automatically be converted into one share of common stock. No fractional shares will be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would hold fractional shares will be entitled to cash payments (without interest) in respect of such fractional shares. The reverse stock split will not impact any stockholder’s percentage ownership of Roadrunner, subject to the treatment of fractional shares. Following the reverse stock split, the number of outstanding shares of Roadrunner’s common stock will be reduced by a factor of 25. The certificate of amendment to Roadrunner’s amended and restated certificate of incorporation in connection with the reverse stock split will also proportionately decrease the number of authorized shares of common stock. Roadrunner’s shares of common stock will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “RRTS” but will trade under a new CUSIP. The reverse stock split is expected to increase the market price per share of Roadrunner’s common stock in order to comply with the NYSE continued listing standards relating to minimum price per share. American Stock Transfer & Trust Company, LLC, Roadrunner’s transfer agent, will act as the exchange agent for the reverse stock split. Please contact American Stock Transfer & Trust Company, LLC for further information at (877) 248-6417 or (718) 921-8317. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics provider offering a full suite of services and solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload, over-the-road truckload and intermodal services. Active On-Demand offers premium mission critical air and ground logistics solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events. Forward-looking statements also include, among other things, statements regarding Roadrunner’s reverse stock split and future stock trading, including the expected timing of the reverse stock split. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential," "opportunity," and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner's current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner's actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward- looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof except as required by law. For a full discussion of risks and uncertainties, see the section entitled "Risk Factors" in Roadrunner's Annual Report on Form 10-K for the year ended December 31, 2018. ### Contact: Reputation Partners Megan Hakes 414-376-3080 ir@rrts.com